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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  December 10, 1997



                      HEALTH CARE PROPERTY INVESTORS, INC.
                 -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Maryland                 1-8895                   33-0091377
    --------                 ------                   ----------
     (State or Other      (Commission File Number)    (I.R.S. Employer
     Jurisdiction of                                  Identification No.)
     Incorporation


       4675 MacArthur Court, 9th Floor, Newport Beach, California  92660
      ---------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (714) 221-0600
            ------------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.
         ------------

COMMON STOCK OFFERING

     On June 18, 1997, Health Care Property Investors, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-29485) (the "Registration Statement"), as amended by Amendment No. 1 to the Registration Statement filed with the Commission on June 26, 1997, relating to the registration under the Securities Act of 1933, as amended, of up to $385,000,000 aggregate offering price of common stock, par value $1.00 per share, preferred stock, par value $1.00 per share, and/or unsecured debt securities of the Company, which Registration Statement was declared effective on June 27, 1997.

     On December 10, 1997, the Company entered into a purchase agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex. Brown Incorporated and EVEREN Securities, Inc. (collectively, the "Underwriters"), pursuant to which the Company agreed to issue and sell up to 1,437,500 shares of the Company's Common Stock (the "Common Shares"). Each of the Purchase Agreement, an opinion with respect to the legality of the Common Shares and an opinion with respect to tax matters is attached hereto as an Exhibit.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

   (c) Exhibits.

          1.1 Purchase Agreement, dated December 10, 1997, by and among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex. Brown Incorporated and EVEREN Securities, Inc.

          5.1  Opinion re legality of Common Stock.

          8.1  Opinion re tax matters.

                                       2
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Dated:  December 10, 1997

                         HEALTH CARE PROPERTY INVESTORS, INC.


                         By: /s/ Edward J. Henning
                             ---------------------------------------
                              Name:   Edward J. Henning
                              Title:  Senior Vice President,
                                      General Counsel and
                                      Corporate Secretary

                                       3
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                                 EXHIBIT INDEX


1.1       Purchase Agreement, dated December 10, 1997, by and among the
          Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
          Smith Incorporated, BT Alex. Brown Incorporated and EVEREN Securities, Inc.

5.1       Opinion re legality of Common Stock.

8.1       Opinion re tax matters.

                                 Exhibits - 1